Regulation	12 Months Ended
Dec. 31, 2019
Regulated Operations [Abstract]
Regulation	REGULATION

General

The earnings of the Corporation's regulated utilities are determined under cost of service ("COS") regulation, with some using performance-based rate setting ("PBR") mechanisms.

Under COS regulation, the regulator sets customer rates to permit a reasonable opportunity for the timely recovery of the estimated costs of providing service, including a fair rate of return on a regulatory deemed or targeted capital structure applied to an approved regulatory asset value ("rate base"). Under PBR mechanisms, formulae are generally applied that incorporate inflation and assumed productivity improvements for a set term.

The ability to recover prudently incurred costs of providing service and earn the regulator‑approved rate of return on common shareholders' equity ("ROE") and/or rate of return on rate base assets ("ROA") may depend on achieving the forecasts established in the rate-setting process. There can be varying degrees of regulatory lag between when costs are incurred and when they are reflected in customer rates.

The Corporation's regulated utilities, where applicable, are permitted by their respective regulators to flow through to customers, without markup, the cost of natural gas, fuel and/or purchased power through base customer rates and/or the use of rate stabilization and other mechanisms (Note 9).
ITC

ITC is regulated by the Federal Energy Regulatory Commission ("FERC") under the Federal Power Act (United States). Rates are set annually, using FERC-approved cost-based formula rate templates, and remain in effect for one year, which provides timely cost recovery. An annual true-up mechanism compares actual revenue requirements to billed revenues, and any variances are accrued and reflected in future rates within a two-year period. The formula rates do not require annual FERC approvals, although inputs remain subject to legal challenge by customers with FERC. ITC's allowed ROE ranged from 9.88% up to a maximum of 12.24% with incentive adders on a capital structure of 60% common equity for 2019 and 2018, reflecting the impact of a November 2019 order discussed below under "ROE Complaints".

Incentive Adder Complaint
In April 2018 a third-party complaint was filed with FERC challenging the independence incentive adders that are included in transmission rates charged by ITCTransmission, METC and ITC Midwest (collectively, "ITC's MISO Subsidiaries"), which operate in the Midcontinent Independent System Operator ("MISO") region. The adder allowed up to 0.50% or 1.00% to be added to the authorized ROE, subject to any ROE cap established by FERC. In October 2018 FERC issued an order reducing the adders to 0.25%, effective April 20, 2018. This equated to a 0.25% decrease in ROE, down from the approximate 0.50% that ITC was earning in rates previously approved by FERC. ITC began reflecting the 0.25% adder in transmission rates in November 2018. ITC's MISO Subsidiaries sought rehearing of this order in 2018, which was denied by FERC. In September 2019 ITC's MISO Subsidiaries filed an appeal in the U.S. Court of Appeal. The final resolution of this matter is not expected to have a material impact on the Corporation's earnings or cash flows.

ROE Complaints
Two third-party complaints requested that the base ROE for MISO transmission owners, including ITC's MISO Subsidiaries, be found to no longer be just or reasonable. The complaints cover two consecutive 15-month periods from November 2013 through February 2015 (the "Initial Refund Period" or "Initial Complaint") and February 2015 through May 2016 (the "Second Refund Period" or "Second Complaint").

In June 2016 the presiding Administrative Law Judge ("ALJ") issued an initial decision on the Second Complaint, recommending a base ROE of 9.70%, up to a maximum of 10.68% with incentive adders. Pending an order from FERC, an estimated regulatory liability of $206 million (US$151 million) had been recognized as at December 31, 2018 based on the ALJ's initial decision (Note 9).

In September 2016 FERC ordered that the base ROE for the Initial Refund Period be set at 10.32%, down from 12.38%, up to a maximum of 11.35% with incentive adders. The resultant rates applied prospectively from September 2016 until an approved ROE was established for the Second Refund Period. The total refund for the Initial Complaint as a result of the September 2016 FERC order was $158 million (US$118 million), including interest, and was paid in 2017.

In November 2019 FERC issued a decision on ITC's ROE Complaints ("November 2019 FERC Order"), which determined that the base ROE for the Initial Complaint and from September 2016 onward be 9.88%, up to a maximum of 12.24% with incentive adders. FERC also dismissed the Second Complaint, resulting in a ROE for that period of 12.38% plus incentive adders with no refund required. In addition, as an ROE complaint had not been filed for the period of May 2016 to September 2016, the ROE for that period continued to be 12.38% plus incentive adders with no refund required. The regulated utilities in the MISO region, including ITC, sought rehearing of this order on the basis that it will not allow utilities to earn a reasonable rate of return on investment. In January 2020 FERC issued an order granting the rehearing for further consideration, effectively extending FERC's review.

As at December 31, 2019, a regulatory liability of $91 million (US$70 million) was recognized related to the impact of the November 2019 FERC Order on the Initial Refund Period and for the period from September 2016 to December 2019 (Note 9). Additionally, the regulatory liability of $206 million (US$151 million) as at December 31, 2018 (Note 9), related to the Second Complaint, was reversed in 2019. The net impact of the November 2019 FERC Order was an increase in revenue and a decrease in interest expense resulting in an increase in net earnings of $79 million of which Fortis' share was $63 million. The favourable impact was comprised of: (i) $83 million related to the net reversal of liabilities established in prior periods; partially offset by (ii) $20 million related to the 2019 impact of a reduced ROE.
Based on the outcome of the request for rehearing, it is possible the ROE and refunds could materially change from those recognized in 2019.

Notices of Inquiry
In March 2019 FERC issued a notice of inquiry ("NOI") seeking comments on whether and how to improve its electric transmission incentives policy. The outcome may impact the existing incentive adders that are included in transmission rates charged by transmission owners, including ITC. Also in March 2019, FERC issued a second NOI seeking comments on whether and how recent policies concerning the determination of the base ROE for electric utilities should be modified. The comment period for both NOI proceedings has ended. The outcome may impact ITC's future ROE and incentive adders.

UNS Energy

UNS Energy is regulated by the Arizona Corporation Commission ("ACC") and certain activities are subject to regulation by FERC under the Federal Power Act (United States). UNS Energy uses a historical test year to establish retail electricity and gas rates.

TEP's rates reflect an allowed ROE of 9.75% on a capital structure of approximately 50% common equity. Effective August 1, 2016, UNS Electric's rates reflect an allowed ROE of 9.5% on a capital structure of 52.8% common equity. Effective May 1, 2012, UNS Gas' rates reflect an allowed ROE of 9.75% on a capital structure of 50.8% common equity.

General Rate Application
In April 2019 TEP filed a general rate application with the ACC requesting an increase in non-fuel revenue of US$99 million, effective May 1, 2020, with electricity rates based on a 2018 historical test year. Intervenor testimony in relation to TEP's revenue requirement and rate design was filed in October 2019. The application, adjusted for rebuttal testimony filed by TEP in November 2019, includes a request to increase TEP's allowed ROE to 10.00% from 9.75% and the equity component of its capital structure to 53% from 50% on a rate base of US$2.7 billion. Hearings before the ALJ commenced in January and a decision is expected by mid-2020.

Central Hudson

Central Hudson is regulated by the New York State Public Service Commission ("PSC") and certain activities are subject to regulation by FERC under the Federal Power Act (United States). Central Hudson uses a future test year to establish rates.

Pursuant to a three-year settlement agreement arising from a 2017 general rate application, Central Hudson's rates reflect an allowed ROE of 8.8% on a capital structure of 48%, 49% and 50% common equity as of July 1, 2018, 2019 and 2020, respectively. Prior thereto, effective July 1, 2015, Central Hudson's allowed ROE was 9.0% on a capital structure of 48% common equity.

Central Hudson is also subject to an earnings sharing mechanism whereby the Company and its customers share equally earnings between 50 and 100 basis points above the allowed ROE. Earnings beyond that are primarily returned to customers.

FortisBC Energy and FortisBC Electric

FortisBC Energy and FortisBC Electric are regulated by the British Columbia Utilities Commission ("BCUC") pursuant to the Utilities Commission Act (British Columbia), and are subject to multi-year PBR plans whereby a going-in revenue requirement is first established and used to set initial rates and thereafter a prescribed formula is applied annually to the previous year's rates to establish new rates for the remainder of the multi-year period.

The PBR plans for the most recent term of 2014 through 2019 incorporate incentive mechanisms for improving operating and capital expenditure efficiencies. Operation and maintenance expenses and base capital expenditures during the PBR period are subject to an incentive formula reflecting incremental costs for inflation and half of customer growth, less a fixed productivity adjustment factor of 1.1% for FortisBC Energy and 1.03% for FortisBC Electric each year. The approved PBR plans also include a 50/50 sharing of variances from the formula‑driven operation and maintenance expenses and capital expenditures over the PBR period, and a number of service quality measures designed to ensure FortisBC Energy and FortisBC Electric maintain specified service levels.
FortisBC Energy is the benchmark utility in British Columbia, as designated by the BCUC, and effective January 1, 2016, its rates reflected an allowed ROE of 8.75% on a capital structure of 38.5% common equity. Effective January 1, 2016, FortisBC Electric's rates reflected an allowed ROE of 9.15% on a capital structure of 40% common equity.

In March 2019 FortisBC Energy and FortisBC Electric filed applications with the BCUC requesting approval of a multi-year rate plan and PBR methodology for 2020-2024. A decision is expected in mid-2020.

FortisAlberta

FortisAlberta is regulated by the Alberta Utilities Commission ("AUC") pursuant to the Electric Utilities Act (Alberta), the Public Utilities Act (Alberta), the Hydro and Electric Energy Act (Alberta) and the Alberta Utilities Commission Act (Alberta). FortisAlberta is subject to multi-year PBR plans for 2018-2022 whereby a going-in revenue requirement is first established and used to set initial rates and thereafter a prescribed formula is applied annually to the previous year's rates to establish new rates for the remainder of the multi-year period.

The PBR plans include mechanisms for the recovery or settlement of items determined to flow through directly to customers ("Y factor") and the recovery of costs related to capital expenditures that are not being recovered through the formula ("capital tracker" or "K-bar"). It also includes a Z factor, a PBR re-opener, and an efficiency carry-over mechanism. The Z factor permits an application for recovery of costs, subject to certain thresholds, related to significant unforeseen events. The PBR re-opener permits, subject to certain thresholds, an application to re-open and review the PBR plan to address specific problems with its design or operation. The efficiency carry-over mechanism provides an efficiency incentive by permitting the Company to continue to benefit from any efficiency gains achieved during the PBR term for two years following the end of that term.

Pursuant to generic cost of capital proceedings completed in 2018, FortisAlberta's rates reflect an allowed ROE of 8.5% on a capital structure of 37% common equity for 2018-2020, unchanged from 2017.

Second-Term Performance-Based Rate-Setting Proceeding
The AUC has ongoing proceedings to review regulatory applications for rebasing inputs included in PBR rates for 2018-2022, including anomaly-related adjustments and approved changes to depreciation parameters.

In January 2020 the AUC issued two decisions: (i) confirming that changes to depreciation parameters will be incorporated into incremental funding mechanisms; and (ii) establishing new criteria for anomaly-related adjustments. PBR utilities in Alberta are permitted to file depreciation studies by July 2020 and were required to submit their intent to file an anomaly-related adjustment application by February 7, 2020. FortisAlberta does not anticipate filing a depreciation study in 2020 and did notify the AUC of its intent to file an anomaly-related adjustment application.

Generic Cost of Capital Proceeding
In December 2018 the AUC initiated a generic cost of capital proceeding to consider a formula-based approach to setting the allowed ROE beginning in 2021 and whether any process changes are necessary for determining capital structure in years in which a ROE formula is in place. In April 2019 the AUC determined that a traditional non-formulaic approach for assessing ROE and deemed capital structure would be used in 2021, with consideration of a formula-based approach for determining the allowed ROE for 2022 and subsequent years. Expert evidence was filed in January 2020 with an oral hearing scheduled for April 2020. An AUC decision is expected later in 2020.

2018 Alberta Independent System Operator Tariff Application
In September 2019 the AUC issued a decision that addressed, among other things, a proposal to change how the Alberta Electric System Operator's customer contribution policy is accounted for between distribution facility owners, such as FortisAlberta, and transmission facility owners ("TFO"). The decision prevents any future investment by FortisAlberta under the policy and directs that the unamortized customer contributions of approximately $400 million as at December 31, 2017, which form part of FortisAlberta's rate base, be transferred to the incumbent TFO in FortisAlberta's service area.
In October 2019 FortisAlberta filed evidence to oppose the decision. Implementation of the order has been suspended and the decision remains under review by the AUC. It is expected that the decision will remain under review through the first quarter of 2020. The likely outcome of this process and potential impacts, if any, cannot be determined at this time.

Other Electric

Newfoundland Power is regulated by the Newfoundland and Labrador Board of Commissioners of Public Utilities under the Public Utilities Act (Newfoundland and Labrador) and uses a future test year to establish rates. Effective 2019 to 2020, and consistent with 2018, Newfoundland Power's rates reflect an allowed ROE of 8.5% on a capital structure of 45% common equity.

Maritime Electric is regulated by the Island Regulatory and Appeals Commission under the provisions of the Electric Power Act (PEI), the Renewable Energy Act (PEI) and the Electric Power (Electricity Rate-Reduction) Amendment Act (PEI), and uses a future test year to establish rates. Effective March 1, 2019 for a three-year period, and consistent with 2018, Maritime Electric's rates reflect an allowed ROE of 9.35% on a capital structure of 40% common equity.

FortisOntario's three electric utilities are regulated by the Ontario Energy Board under the Electricity Act (Ontario) and the Ontario Energy Board Act (Ontario). Two of FortisOntario's utilities use a future test year to establish rates under five-year PBR plans whereby a going-in revenue requirement is first established and used to set initial rates and thereafter a prescribed formula using inflationary factors less an efficiency target is applied annually to the previous year's rates to establish new rates for the remainder of the five-year period. The allowed ROEs ranged from 8.78% to 9.30% for both 2019 and 2018, on a capital structure of 40% common equity. FortisOntario's remaining utility is subject to a 35-year franchise agreement, expiring in 2033, whereby rates are based on a price cap with commodity cost flow through and with the base revenue requirement adjusted annually for inflation, load growth and customer growth.

Caribbean Utilities operates under licences from the Government of the Cayman Islands. Its exclusive transmission and distribution licence is for an initial 20-year period, expiring in April 2028, with a provision for automatic renewal. Its non-exclusive generation licence is for a 25-year term, expiring in November 2039. It is regulated under a rate‑cap adjustment mechanism based on published consumer price indices. The licences detail the role of the Cayman Islands Utility Regulation and Competition Office, which oversees all licences, establishes and enforces licence standards, reviews the rate-cap adjustment mechanism, and annually approves capital expenditures. Its allowed ROA for 2019 was in the range of 7.50% to 9.50% (7.00% to 9.00% for 2018).

FortisTCI operates under 50-year licences from the Government of the Turks and Caicos Islands, which expire in 2036 and 2037. Rates reflect a historical test year and a targeted allowed ROA of between 15.0% and 17.5% (the "Allowable Operating Profit"). The Allowable Operating Profit is based on a calculated rate base, including interest on the cumulative amount by which actual operating profits fall short of the Allowable Operating Profit (the "Cumulative Shortfall"). The calculated Allowable Operating Profit and Cumulative Shortfall are submitted to the Government annually. The recovery of the Cumulative Shortfall is dependent on future sales volumes and expenses. The achieved ROAs at the utilities have been significantly lower than those allowed as a result of the inability, due to economic and political factors, to increase rates to support significant capital investment in recent years.